SECURITY AGREEMENT


         AGREEMENT, dated as of December 31, 1996 between NETWORK IMAGING CORP., INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Debtor"), and FRED KASSNER (the "Secured Party").


                              W I T N E S S E T H:


         In consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


         1. Definitions. All terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement, dated as of Dec. 31, 1996 (the "Loan Agreement"), between the Debtor, on the one hand, and the Secured Party, on the other, providing for loans by the Secured Party to the Debtor in the principal amount of up to $5,000,000.

                  "Liabilities" shall mean all Indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of the Debtor to the Secured Party pursuant to the Loan Agreement including, without limitation, increases in the amounts of or refinancings of or other changes to the principal amount thereof and any other loans or other indebtedness that may be created by any amendment, supplement or other modification to, or restatement of the Loan Agreement.


         2. Grant of Security Interest.


                  (a) As security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, Debtor hereby grants to the Secured Party a security interest in the Collateral, whether now owned or hereafter acquired by Debtor.

                  (b) As used herein, the term "Collateral" shall mean all accounts receivable of Debtor, now or hereafter existing, arising out of or in connection with the sale or lease of goods, the rendering of services or otherwise.


         3. Covenants of the Debtors.


                  (a) Upon request of the Secured Party, Debtor will, upon reasonable notice, permit representatives of the Secured Party, during normal business hours, to inspect its properties included in the Collateral and to inspect and make abstracts from its books and records pertaining to the Collateral.


                  (b) All policies of insurance maintained by Debtor on or with respect to the Collateral shall, unless otherwise specified by the Secured Party, be written for the benefit of the Debtor and the Secured Party (as an additional named insured) as their interests may appear, and all such policies, or certificates evidencing the same, shall be furnished to the Secured Party.

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The Debtor will cause the carriers of its  insurance to issue loss payee clauses in favor of the Secured Party with respect to such insurance and to cause such carriers to give not less than 10 days' prior notice to the Secured Party of the cancellation or non-renewal of any of such policies.


                  (c) Debtor will not, without the prior written consent of the Secured Party:


                  (1) Permit any of the Collateral to be levied upon under legal process or to fall under any other Lien, other than Permitted Liens, unless promptly discharged; or


                  (2) Cause, directly or indirectly, anything to be done outside of the ordinary course of business of such Debtor which, or fail to take any action outside of the ordinary course of business of such Debtor which failure, may impair the value of the Collateral in any material respect (other than normal wear and tear) or the liens and security interests herein granted and/or intended to be granted hereby; or


                  (3) Sell, lease, transfer, assign (including by virtue of assignments by operation of law), mortgage, pledge or otherwise dispose of or encumber any of the Collateral except for dispositions or encumbrances in the ordinary course of business, or permit any party other than the Secured Party and parties holding liens permitted under
         (1) above to perfect any security interest in such Collateral.


                  (d) Debtor will maintain its books and records and its chief place of business only at the location specified in Section 6 hereof and will not change the location of its books and records or its name, or the name under which it conducts its business, or either of its addresses without giving the Secured Party 30 days' prior written notice thereof.


                  (e) If any Event of Default shall have occurred and shall be continuing, Debtor will keep and stamp or otherwise mark any and all books and records relating to the Collateral in such manner as the Secured Party may reasonably require.


         4. Further Assurances; etc.


                  (a) If any Event of Default shall have occurred and shall be continuing, Debtor will, from time to time and at its own expense, promptly execute, acknowledge, witness and deliver and file and/or record, or cause the execution, acknowledgment, witnessing and delivery and the filing and/or recordation of, such specific and further assignments of Collateral and such other documents or instruments, and shall take or cause to be taken such other actions, as the Secured Party may reasonably request for the perfection against Debtor and all third parties whomsoever of the security interests created hereby in the Collateral or for the continuation and protection thereof, and promptly give to the Secured Party evidence satisfactory to the Secured Party of such action. Without limiting the generality of the foregoing, Debtor promptly upon the execution and delivery of this Agreement, and at any time or from time to time thereafter upon the request of the Secured Party, shall, at Debtor's expense, execute, acknowledge, witness and deliver such financing and continuation statements as the Secured Party may reasonably request for the

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

purpose of perfecting, maintaining and protecting such security interests of the Secured Party, and shall cause this Agreement, any amendment or supplement hereto or thereto and each such financing and continuation statement, notice and additional security agreements to be filed or recorded in such manner and in such places as may be required by applicable law or as the Secured Party may reasonably request for such purpose. Debtor hereby authorizes the Secured Party to effect any filing or recording which the Secured Party has requested pursuant to this Section 4(a) without the signature of such Debtor, to the extent permitted by applicable law. Notwithstanding the foregoing provisions of this
Section 4(a) or any of the other provisions of this Agreement, the Secured Party agrees that it shall not communicate with any account debtors or customers of Debtor in the exercise of the Secured Party's rights hereunder until the occurrence and during the continuance of an Event of Default.


                  (b) At any time and from time to time, upon the written request of the Secured Party, Debtor will, at Debtor's expense, promptly and duly execute, acknowledge, witness and deliver, or cause to be duly executed, acknowledged, witnessed and delivered, any and all such further instruments and documents, and take such further actions, as the Secured Party may reasonably request, to obtain for the Secured Party the full benefits of this Agreement and of the rights and powers herein and therein granted.


         5. Actions by the Secured Party.


                  (a) If any Event of Default shall have occurred and shall be continuing, the Secured Party shall have the power to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depository upon such terms as it may determine, all without notice and without liability (other than for gross negligence or willful misconduct), except to account for property actually received by the Secured Party.


                  (b) The Secured Party may, at any time and from time to time, at its option or at the request of the Secured Party, after having given notice of its intention to do so to the Debtor perform any act which is undertaken by Debtor to be performed by it hereunder but which it shall have failed to perform, and the Secured Party may take any other action which the Secured Party may in its reasonable judgment deem necessary for the maintenance, preservation or protection of any of the Collateral or the security interests therein and the Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtors for this purpose. All moneys advanced by the Secured Party for account of Debtor in connection with any of the foregoing, together with interest thereon at the rate of interest set forth in the Loan Agreement from the date of such advance to the date of the repayment thereof, shall be repaid by the Debtor to the Secured Party, upon demand, and shall constitute additional Liabilities secured hereby. The making of any such advance by the Secured Party for account of a Debtor shall not, however, relieve the Debtor of liability for any default hereunder until the full amount of all such moneys so advanced and such interest thereon shall have been repaid to the Secured Party and such default shall have otherwise been cured.


         6. Debtor Representations.


                  Debtor  represents  and warrants to the Secured Party that its

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chief  place of  business  is at the  address  set  forth  below its name on the signature pages hereof and that it conducts its business only under the name specified on the signature pages hereof.


         7. Power Upon Default.


                  (a) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have all the rights and remedies of a secured party under the UCC, or other applicable law, including the power of sale upon notice, and all rights provided herein, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative.


                  (b)      Without limiting the generality of the foregoing:


                  (1) Upon the occurrence and during the continuance of any Event of Default, but subject always to any mandatory requirements of applicable law then in effect, the Secured Party may, at its option, do any one or more or all of the following acts, as the Secured Party in its sole and complete discretion may then elect and at such time or times as the Secured Party in its complete and sole discretion may determine:


                           (a) exercise all the rights and remedies in foreclosure and otherwise granted to mortgagees and secured parties under the provisions of applicable law, including, without limitation, the UCC;


                           (b) institute legal proceedings for the specific performance of any covenant or agreement herein undertaken by a Debtor or for aid in the execution or any power or remedy herein granted;


                           (c) institute legal proceedings to foreclose upon and against any of the liens and security interests created hereby;


                           (d) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any of the Collateral;


                           (e) institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process;


                           (f) personally, or by agents or attorneys, enter into and upon any premises wherein the Collateral or any part thereof may then be situated and take possession of all or any part thereof or render it unusable; and, without being responsible (except for gross negligence or willful misconduct) for loss or damage, hold, store and keep idle, or operate, lease or otherwise use or permit the use of the same or any part thereof for such time and upon such terms as the Secured Party in its complete and sole discretion may determine, and demand, collect and retain all hire, earnings and all other sums due and to become due in respect of the same from any party whomsoever, accounting only for net earnings arising from such use, if any, after

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

         charging against all receipts from the use of the same and from any subsequent sale thereof, by court proceedings or pursuant to subclause
         (g) of this Section 7(b)(1) all reasonable costs and expenses of, and damages or losses by reason of, such use and/or sale; or


                           (g) personally, or by agents or attorneys, enter upon and into any place wherein the same may then be located, and take possession of any part or all of the Collateral owned by Debtor, with or without process of law and without being responsible for loss or damage (except such as results from the Secured Party's gross negligence or willful misconduct), and sell or dispose of all or any part of the same, free from any and all claims of a Debtor or any other party claiming by, through or under a Debtor at law, in equity or otherwise, at one or more public or private sales, in such place or places, at such time or times, for cash or credit and upon such terms as the Secured Party may determine, with or without any previous demand or notice to Debtor or advertisement and demand and any right or equity of redemption otherwise required by law are hereby waived by Debtor to the fullest extent permitted by applicable law. The power of sale hereunder shall not be exhausted by one or more sales, and the Secured Party may from time to time adjourn any sale to be made pursuant to this Section 7.


                  (2) If the Secured Party shall demand possession of the Collateral or any part thereof pursuant hereto, Debtor will, at its own expense, forthwith cause the Collateral owned by Debtor or any part thereof designated by the Secured Party to be assembled and made available and/or delivered to the Secured Party at any place reasonably designated by the Secured Party.


                  (3) In the event that any mandatory requirement of applicable law shall obligate the Secured Party to give prior notice to Debtor of any of the foregoing acts, Debtor agrees that a notice given to it in writing by certified U.S. mail, return receipt requested, at least three (3) (or such longer period as may be required by applicable law) Business Days before the date of any such act, at its address specified beneath its signature hereto (or such other address as shall have been notified to the Secured Party in writing), with a copy by fax, at least three (3) Business Days before the date of such act, shall be deemed to be reasonable notice of such act, and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.


                  (4) The Secured Party shall apply the proceeds from the sale or other disposition of the Collateral pursuant to the provisions of this
Section 7(b) and any other amounts held by it as Collateral hereunder in the following order:


                  FIRST, to the payment of the costs and expenses, if any (including, without limitation, reasonable attorneys, fees and expenses), incurred by the Secured Party in preserving its interests in the Collateral or in enforcing any remedies granted in or realizing against the security of, this Agreement or any disbursements by the Secured Party under Section 5 hereof;


                  SECOND, to the payment to the Secured Party of accrued and unpaid interest due and payable under the Loan Agreement (whether at

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

         stated maturity, by acceleration or otherwise);

                  THIRD, to the payment to the Secured Party of the outstanding principal amount due and payable under the Loan Agreement (whether at stated maturity, by acceleration or otherwise);


                  FOURTH, to the payment to the Secured Party of any and all other Liabilities due on the date of such application;


                  FIFTH, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the UCC); and


                  SIXTH, after the payment in full of all of the Liabilities (including those not due and payable at the time of the applications above), to the payment to the Debtors of any surplus then remaining from such proceeds or otherwise as a court of competent jurisdiction may direct.


                  (5) No sale or other disposition of all or any part of the Collateral owned by a Debtor by the Secured Party pursuant to this Section 7(b) shall be deemed to relieve such Debtor of its obligations in respect of any Liabilities except to the extent the proceeds thereof are applied to the payment of such Liabilities.


         8. Possession until Default. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, Debtor will have the right to the possession and enjoyment of the Collateral owned by it for the purpose of conducting the ordinary course of its business.


         9. Waiver by Debtor. To the fullest extent it may lawfully so agree, Debtor agrees that it will not at any time insist upon, claim, plead or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Collateral or the possession thereof by any purchaser at any sale pursuant to Section 7(b) hereof; and Debtor, for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral owned by it marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, Debtor hereby:
(i) authorizes the Secured Party, in its sole discretion and without notice to or demand upon it and without otherwise affecting its obligations hereunder or in respect of the Liabilities, from time to time to take and hold other collateral (in addition to the Collateral) for payment of any Liabilities or any part thereof and to accept and hold any endorsement or guarantee of payment of the Liabilities or any part thereof and to release or substitute any endorser or guarantor or any other party granting security for or in any way obligated upon the Liabilities or any part thereof and/or to modify or terminate the terms of subordination of any Indebtedness subordinated to any of the Liabilities; and
(ii) waives and releases any and all right to require the Secured Party to collect any Liabilities from any specific item or items of Collateral, from any other party liable as guarantor or in any other manner in respect of any Liabilities or from any other collateral.


         10.  Purchases by the Secured  Party.  At any sale  pursuant to Section

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

7(b) hereof, the Secured Party may to the extent permitted by applicable law bid for and purchase the Collateral offered for sale, and, upon compliance in full with the terms of such sale, may hold, retain and dispose of such property without further accountability therefor to either Debtor or any other party.


         11. No Representation, etc. Anything herein contained to the contrary notwithstanding, neither the Secured Party nor any of its nominees or assignees shall have any obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Agreement. The Secured Party makes no representations or warranties hereunder with respect to the Collateral or any part thereof, and the Secured Party shall not by virtue of this Agreement be chargeable with any obligations or liabilities of either Debtor or any other party with respect thereto. The Secured Party (if it shall have acted in good faith) shall have no liability or obligation arising out of any claims with respect to the Collateral settled by the Secured Party.


         12. Remedies. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised, at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its sole and complete discretion and the exercise or commencement of exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Secured Party in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of either Debtor or an acquiescence therein. No waiver by the Secured Party of any breach or default of or by either Debtor hereunder shall be deemed to be a waiver of any other or similar, previous or subsequent, breach or default.


         13. Notices. All notices and other communications provided for herein shall be by telex, fax, telegraph, cable or in writing and telexed, faxed, telegraphed, cabled, mailed by registered or certified mail, postage prepaid, return receipt requested or delivered to the intended recipient at the telephone number or "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other telephone number or address as shall be designated by such party in a notice to the other parties. All notices and other communications hereunder shall be effective or deemed delivered or furnished (i) if given by mail on the third Business Day after such communication is deposited in the mail addressed as above provided, (ii) if given by telex or fax, when such communication is transmitted to the appropriate number determined as above provided in this Section 13 and the appropriate answerback is received or receipt is otherwise acknowledged, and (iii) if delivered personally, when so delivered to the holder of the office specified as the office holder to whose attention communications are to be given on the signature pages hereof.


         14. Amendments, etc. This Agreement may not be amended or modified except by written agreement of the Debtors and the Secured Party, and no consent or waiver hereunder shall be valid unless in writing and signed by the person or persons giving such consent or waiver.


         15. Term. This Security Agreement shall continue in full force and effect until all of the Liabilities have been fully and indefeasibly paid in

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full, whereupon this Security Agreement shall terminate.


         16.  Miscellaneous.


                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns; provided that no Debtor may assign its rights or obligations hereunder without the prior written consent of the Secured Party.


                  (b) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.


                  (c) This agreement will be construed in accordance with and governed by the law of the state of Virginia, provided that as to collateral located in any jurisdiction other than Virginia, the Secured Party shall have all the rights to which a secured party under the laws of such jurisdiction is entitled.


                  (d) The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and shall not govern the interpretation of any of the provisions of this Agreement.


                  (e) The provisions of Sections 8.3, 8.10, 8.13, and 8.20 of the Loan Agreement are hereby incorporated herein by reference as if set forth in full herein, except that for these purposes references to "this Agreement" shall be deemed references to this Agreement and not references to the Loan Agreement.


         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                           NETWORK IMAGING CORPORATION


                                           By:
                                              -----------------------------
                                              Title:  James Leto, President


                              - Address for Notices -


                             500 Huntmar Park Drive
                             Herndon, VA 20170-5100
                             Fax No.: 703-478-7523

                             Attention:

                                 with copies to:

                             Julie Bowen, Esq.
                             Network Imaging Corp.

                             500 Huntmar Park Drive
                             Herndon, VA 20170-5100

                             Fax No.: 703-478-7523

                             Attention:


                                              --------------------------
                                              Fred Kassner


                             - Address for Notices -


                            69 Spring Street
                            Ramsey, New Jersey 07446

                            Fax No.: (201) 934-3617


                                with copies to:

                            Susan G. Kaufman, Esq.
                            69 Spring Street
                            Ramsey, New Jersey 07446

                            Fax No.: (201) 934-3617
































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